Exhibit 10.1

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This First Amendment (the “Amendment”), dated as of July 12, 2016 (the “Effective Date”), is by and among Galena Biopharma, Inc., a Delaware corporation (the “Company”), and each purchaser (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”) identified on the signature pages to the Agreement (as defined below). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the Company and the Purchasers entered into that certain Securities Purchase Agreement, dated as of July 7, 2016, by and among the Company and the Purchasers (the “Agreement”);

WHEREAS, the Company is a party to a Purchase Agreement with Lincoln Park Capital, LLC (“LPC”), dated as of November 18, 2014 (the “LPC Agreement”) pursuant to which the Company has the right to sell to LPC up to $50,000,000 of the Company’s common stock, subject to certain limitations and conditions over the 36 month term of the LPC Agreement;

WHEREAS, currently under the LPC Agreement, the Company has the right to sell approximately $42,000,000 of its common stock; and

WHEREAS, the Company and the Purchasers now desire to amend the terms of the Agreement as more particularly set forth below.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment and subject to the terms and conditions as stated in this Amendment, the Company and the Purchaser agree as follows:

1. The following will be added as Section 4.12(d) to the Agreement:

“(d) Notwithstanding anything to the contrary in this Agreement, on or after 75 days from the Closing Date, this Section 4.12 shall not apply in respect to issuances or sales of, or any other transactions involving, securities of the Company under that certain Purchase Agreement, dated as of November 18, 2014, by and between the Company and Lincoln Park Capital, LLC, as such agreement is amended from time to time after the date hereof.

2. This Amendment embodies the entire agreement between the Company and the Purchasers with respect to the amendment of the Agreement. In the event of any conflict or inconsistency between the provisions of the Agreement and this Amendment, the provisions of this Amendment shall control and govern.

3. Except as specifically modified and amended herein, all of the terms, provisions, requirements and specifications contained in the Agreement remain in full force and effect. Except as otherwise expressly provided herein, the parties do not intend to, and the execution of this Amendment shall not, in any manner impair the Agreement, the purpose of this Amendment being simply to amend and ratify the Agreement, as hereby amended and ratified, and to confirm and carry forward the Agreement, as hereby amended, in full force and effect.

5. This amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the Effective Date.

GALENA BIOPHARMA, INC.

By:	/s/ Mark W. Schwartz
Name: Mark W. Schwartz
Title: President & Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

FORM OF SIGNATURE PAGE FOR EACH PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the Effective Date.

Name of Purchaser:	Sabby Healthcare Master Fund, Ltd.

Signature of Authorized Signatory of Purchaser:	/s/ Robert Grundstein

Name of Authorized Signatory:	Robert Grundstein

Title of Authorized Signatory:	COO of Investment Management

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the Effective Date.

Name of Purchaser:	Sabby Volatility Warrant Master Fund, Ltd.

Signature of Authorized Signatory of Purchaser:	/s/ Robert Grundstein

Name of Authorized Signatory:	Robert Grundstein

Title of Authorized Signatory:	COO of Investment Management

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the Effective Date.

Name of Purchaser:	CVI Investments, Inc. by Heights Capital Management its Authorized Agent

Signature of Authorized Signatory of Purchaser:	/s/ Martin Kobinger

Name of Authorized Signatory:	Martin Kobinger

Title of Authorized Signatory:	Investment Manager